EXHIBIT 99.2

NASDAQ: SNGX … Rising to the Challenges of Rare Disease Treatment

Forward - Looking Statements This presentation contains forward - looking statements . All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, prospective products and product candidates and their development, regulatory approvals, ability to commercialize our products and product candidates and attract collaborators, reimbursement for our product candidates, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, our ability to obtain and maintain intellectual property protection for our product candidates and their development, competing therapies, and future results of current and anticipated products and product candidates, are forward - looking statements . These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements, many of which are disclosed in detail in our reports and other documents filed with the Securities and Exchange Commission . Because forward - looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward - looking statements as predictions of future events . The events and circumstances reflected in our forward - looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward - looking statements . Except as required by applicable law, we do not plan to publically update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances, or otherwise . Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third - party sources . In addition, no independent source has evaluated the reasonableness or accuracy of Soligenix, Inc . internal estimates and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates . 2

Company Description 3 Soligenix, Inc. is a late - stage biopharmaceutical company focused on developing and commercializing products to treat rare diseases where there is an unmet medical need Two areas of focus: » A BioTherapeutics segment dedicated to the development of products for orphan diseases and areas of unmet medical need in oncology and inflammation » A Vaccines/ BioDefense segment that develops vaccines and therapeutics for military and civilian applications in the areas of ricin exposure, acute radiation syndrome and emerging and antibiotic resistant infectious disease

Investment Highlights 4 » Multiple products with fast track and/or orphan designation, each of which holds potential for significant commercial returns » Three Phase 3 assets, one with data readout next year o Cutaneous T - cell lymphoma (SGX301) ‒ Pivotal study in progress with results expected 1H 2019 o Oral mucositis in head & neck cancer (SGX942) ‒ Pivotal study in progress with results expected 2H 2019 o Pediatric Crohn’s disease (SGX203) ‒ Pivotal study targeted to begin 2H 2018 , contingent upon additional funding and/or partnership » Steady stream of material news to generate attention and build value » Collaborations with biotech, academia and government agencies » Non - dilutive government funding helps cover operating expenses o NIH grant awards of ~$3.0M total for both SGX301 and SGX942 pivotal studies o NIH contract award of up to $24.7M supporting the development of RiVax ® for pre - exposure to ricin toxin ‒ Potential to receive biodefense priority review voucher with US FDA approval » Strong management team and renowned advisors with record of success

5 Development Pipeline – Rare Diseases Product Candidates Preclinical Phase 1 Phase 2 Phase 3 Market SGX301 Cutaneous T - Cell Lymphoma (CTCL) SGX942 Oral Mucositis in Head & Neck Cancer** SGX203 Pediatric Crohn’s Disease** SGX201 Radiation Enteritis** BioTherapeutics Vaccines / BioDefense ** Product Candidates (FDA Animal Rule) Proof - of - Concept Animal Phase 1 Phase 2/3 Market ThermoVax ® ( TVax ) Heat Stabilization Technology for Vaccines RiVax ® + TVax – Heat Stable Vaccine Ricin Toxin Pre - Exposure OrbeShield ® – Therapeutic GI Acute Radiation Syndrome (GI ARS) SGX943 – Therapeutic Emerging Infectious Disease Enrolling ; Ph . 3 data 2H 2019* *Anticipated event and timing **Potential value drivers dependent on continued government funding and/or other funding sour ces Initiation pendin g ; contingent upon additional funding and/or partnership* Positive Phase 1/2 data Denotes funding in whole or in part by NIH, BARDA and/or FDA NIH Contract Award of up to $24.7M BARDA and NIH Contract Awards of $18M collectively Ebola Vaccine Collaboration; supported by NIH Grant Subaward of $700,000 NIH Small Business Grant Award of $300,000; positive proof of concept preclinical data Enrolling ; Ph. 3 data 1H 2019* FAST TRACK DESIGNATION FAST TRACK DESIGNATION FAST TRACK ORPHAN DESIGNATION VACCINE PLATFORM ORPHAN & FAST TRACK DESIGNATION ORPHAN & FAST TRACK DESIGNATIONS ORPHAN & FAST TRACK DESIGNATION

1 H : Ph. 1/2 human safety data 1H : Ph. 1/2 human safety study start 6 Multiple Potential Value Drivers SGX203 * ThermoVax ® * 2017 SGX301 2018 RiVax ® * 2019 SGX942 * Ph. 3 start Oral Mucositis (OM) * Potential value drivers dependent on continued government funding and/or other funding sources UK Promising Innovative Medicine 2H: Ph. 3 start Pediatric Crohn’s 2H: NDA submission CTCL 1 H : RiVax Ph. 1/2 human safety data 2H: Ph. 3 interim analysis CTCL 2H: Ph. 3 data OM Green = achieved Blue = data read - out Orange = regulatory Ebola Collaboration $700K NIH grant Preclinical animal data 2H : Preclinical animal data 2H : Preclinical animal data 1H: Ph. 3 data CTCL 1H: Ph. 3 interim analysis OM

Significant Global Market Potential $300 0 50 100 150 200 $ Millions 250 300 $250 400 350 OrbeShield ® GI Acute Radiation Syndrome SGX301 Cutaneous T - Cell Lymphoma Assumptions (1) Oral Mucositis in Head & Neck Cancer 90,000 Patients US 90,000 Patients EU Cutaneous T - Cell Lymphoma 20,000 Patients US 20,000 Patients EU Pediatric Crohn’s Disease 80,000 Patients US 80,000 Patients EU Acute Radiation Enteritis in Colorectal Cancer 50,000 Patients US 50,000 Patients EU RiVax ® Ricin Vaccine Assumes 3 year procurement order of $200 million OrbeShield ® GI ARS Assumes 3 year procurement order of $450 million SGX201 Acute Radiation Enteritis $200 7 RiVax ® Ricin Vaccine $200 $450 450 500 $500+ SGX942 Oral Mucositis (1) Supporting data on file SGX203 Pediatric Crohn’s Disease

Targeted Approach to Treating Oncology & Inflammation BioTherapeutics 8

BioTherapeutics Business Segment Commercial Targets – Unmet Medical Needs in Oncology and Inflammation 9 BioTherapeutics Product Candidates Preclinical Phase 1 Phase 2 Phase 3 Market SGX301 Cutaneous T - Cell Lymphoma (CTCL) SGX942 Oral Mucositis in Head & Neck Cancer** SGX203 Pediatric Crohn’s Disease** SGX201 Radiation Enteritis** Enrolling ; Ph. 3 data 1H 2019* FAST TRACK DESIGNATION Enrolling ; Ph . 3 data 2H 2019* ORPHAN & FAST TRACK DESIGNATIONS FAST TRACK DESIGNATION Positive Phase 1/2 data Denotes funding in whole or in part by NIH, BARDA and/or FDA *Anticipated event and timing **Potential value drivers dependent on continued government funding and/or other funding sour ces ORPHAN & FAST TRACK DESIGNATION Initiation pendin g ; contingent upon additional funding and/or partnership*

10 Cutaneous T - Cell Lymphoma – Disease Overview » Cutaneous T - cell lymphoma (CTCL) o R are class of Non - Hodgkin's Lymphoma (NHL) o Malignant T - cells migrate to the skin o Cancer forms patches, lesions or tumors » CTCL affects over 40 , 000 NHL patients worldwide ; currently no cure o $250 million global market potential » Two main subtypes of CTCL o Mycosis fungoides (MF) – Early - stage (I - IIA) most common, 88% 5 - year survival rate o Sézary syndrome (SS) – Advanced - stage, 24% 5 - year survival rate » No approved first - line therapy for early stage (I - IIA) CTCL (~95% of CTCL patients); unmet medical need Atypical T - cells in dermis

11 SGX301 – Synthetic Hypericin SGX301 is a first - in - class, topical drug applied to CTCL skin lesions followed by activation with safe, visible, fluorescent light to kill malignant T - cells » No approved front - line therapy for early stage (I - IIA) CTCL (~95% of CTCL patients); unmet medical need » Most common (unapproved) therapy used for early - stage disease is psoralen given with ultraviolet A (UVA) light, referred to as PUVA » PUVA contains Black Box warning for potential malignancies (melanoma) due to psoralen being mutagenic and light source (UVA) being carcinogenic Market Opportunity Development Status » FDA Orphan Drug and Fast Track designations granted » UK MHRA Promising Innovative Medicine designation granted » Phase 1 study demonstrated safety and tolerability » Phase 2 double - blind, placebo - controlled, multi - center study d emonstrated significant (p < 0.04) response » Pivotal Phase 3 trial actively enrolling ~120 subjects » NIH grant award of ~$1.5M over 2 years » Interim analysis 2H 2018; final results expected 1H 2019

CTCL Patch Pre - Therapy Hypericin Therapy Using Visible Light CTCL Patch Post - Therapy SGX301 – Phase 2 Response Rate 12 Summary of CTCL Lesion Responses to Synthetic Hypericin Ointment Following 6 Weeks of Treatment Responders / Total Percent Responders Hypericin Responders 7/12 58.3% Placebo Responder 1/12 8.3 % Note : No serious adverse events other than mild phototoxicity at treated site Data Source: Journal American Academy Dermatology, Vol 63, Number 6, 2010

13 Oral Mucositis – Disease Overview » Oral mucositis (OM) o Multi - factorial disease linked to a dysregulation of the innate immune system » OM affects over 180,000 head & neck (H&N) cancer patients worldwide o $500+ million global market potential » Debilitating side effect of cancer chemotherapy and/or radiotherapy o Triggering inflammatory cascade o Massive ulceration of the mouth, tongue, soft palate and oropharynx » Results in o Severe pain causing an inability to eat or drink o Reduced tolerance for cancer treatment o Significant increases in resource use and cost of care » No approved drug for OM in H&N cancer ; unmet medical need Ref: S. Sonis 2004 Inflammation causes worsening damage Secondary infection

14 SGX942 – Innate Defense Regulator SGX942 (dusquetide) is a first - in - class, injectable drug, called an Innate Defense Regulator (IDR), that modulates the body’s innate immune system to reduce inflammation » No approved drug for OM in H&N cancer; unmet medical need » Only approved drug for OM is palifermin in transplantation; contra - indicated for patients with solid tumors like H&N cancer » Exclusive commercial collaboration with SciClone in China Market Opportunity Development Status » FDA Fast Track designation granted » UK MHRA Promising Innovative Medicine designation granted » Phase 1 study in 84 healthy volunteers demonstrated safety » Phase 2 double - blind, placebo - controlled, multi - center study in 111 H&N patients demonstrated significant (p=0.04) response o 50% reduction in duration of severe OM in overall population o 67% reduction in duration of severe OM in highest risk population receiving at least 55 Gy radiation and more aggressive (80 - 100 mg/m 2 every 3 rd week) chemotherapy » Pivotal Phase 3 actively enrolling ~190 subjects » NIH grant award of ~$1.5M over 2 years » Interim analysis 1H 2019; final results expected 2H 2019

0 10 20 30 Duration of Severe Oral Mucositis Overall Population D u r a t i o n W H O  3 M e d i a n  9 5 % C I ( D a y s ) Placebo N=38 SGX942 1.5mg/kg N=36 18 days 9 days p=0.099  50% 0 20 40 60 Duration of Severe Oral Mucositis Aggressive Chemotherapy D u r a t i o n W H O  3 M e d i a n  9 5 % C I ( D a y s ) Placebo N=22 SGX942 1.5mg/kg N=24 30 days 10 days p=0.040  67% SGX942 – Oral Mucositis Results 15 » Clinically Meaningful Results demonstrated in the 1.5 mg/kg dose group versus placebo at one month following completion of chemoradiation therapy o Primary Endpoint – Decrease in the duration of severe OM o Primary endpoint outcome consistent with multiple key secondary measures ▪ Decrease in incidence and delay in mean onset of severe OM ▪ Decrease in duration of ulcerative mucositis ▪ Decrease in pain ( opioid ) medication use ▪ Decrease in infection rates ▪ Increase in tumor resolution (“complete response”) ▪ Increase in survival Data Source: Journal of Biotechnology, a vailable online 13 October 2016; http://dx.doi.org/10.1016/j.jbiotec.2016.10.010 Biotechnology Reports , available online 17 May 2017; https://doi.org/10.1016/j.btre.2017.05.002 0 200 400 600 0 20 40 60 80 100 1-Year Survival Study Day % S u r v i v a l Placebo SGX942 1.5mg/kg p=0.078

SGX942 – Oral Mucositis Results 16 » Clinically Meaningful Results demonstrated in SGX942 1.5 mg/kg dose group versus placebo one month following completion of chemoradiation in patients at higher risk for severe OM receiving aggressive chemotherapy (80 - 100 mg/m 2 ) o Relative 22% decrease in duration of ulcerative OM o Relative 70% decrease in percent of patients with residual severe OM o Relative 44% increase in tumor “complete response” at one - month post radiation; sustained through the 12 - month follow - up period o Relative 42% decrease in clinically diagnosed bacterial infection rate o Relative 35% decrease in mortality throughout the follow - up period 0 20 40 60 80 Duration of Ulcerative Oral Mucositis Aggressive Chemotherapy D u r a t i o n W H O  2 M e d i a n  9 5 % C I ( D a y s ) Placebo N=22 SGX942 1.5mg/kg N=24 65 days 51 days p=0.099 Data Source: Journal of Biotechnology, a vailable online 13 October 2016; http://dx.doi.org/10.1016/j.jbiotec.2016.10.010 Biotechnology Reports , available online 17 May 2017; https://doi.org/10.1016/j.btre.2017.05.002 0 20 40 60 80 100 Complete Tumor Response at 12 Months Aggressive Chemotherapy % C o m p l e t e R e s o l u t i o n Placebo N=22 SGX942 1.5mg/kg N=24 64% 82%

17 Pediatric Crohn’s Disease – Disease Overview » About pediatric Crohn’s disease o Chronic inflammatory disorder of the gastrointestinal tract o Diarrhea, rectal bleeding and abdominal pain » Resulting in growth failure, malnutrition, pubertal delay and bone demineralization » Over 160,000 children/adolescents with Crohn’s disease worldwide o $200 million global market potential » Location of disease o Adult is predominantly lower GI tract o 50% of children have involvement in the upper GI tract » No approved drug for mild - to - moderate pediatric Crohn’s disease in the US; unmet medical need Normal mucosa under endoscopy

18 SGX203 – Beclomethasone Dipropionate SGX203 is a proprietary oral formulation of immediate and delayed release beclomethasone 17,21 - dipropionate (BDP) tablets to treat GI inflammation with less toxicity than the current standard systemic steroid therapy » No approved drug for mild - to - moderate; unmet medical need » Systemic steroids (unapproved) currently used as front - line; cause adrenal suppression, growth impairment, bone demineralization » Oral BDP delivers high GI steroid effects with minimal (~35%) systemic side effects » Remicade ® and Humira ® only approved products in Pediatric Crohn’s in US – generally used after steroids fail o Both contain Black Box warning for increased risk of infection and potential malignancy (T cell lymphoma) Market Opportunity Development Status » FDA Orphan Drug and Fast Track designations granted » Active ingredient BDP FDA approved for over 40 years in other delivery forms (e.g., aerosol) to treat diseases such as asthma » ~350 subjects treated with oral BDP to date in multiple trials » Pivotal Phase 3 adaptive trial in ~150 subjects targeted 2H 2018

Vaccine/BioDefense 19 Addressing Critical Concerns for Industry and Government

20 Vaccine/BioDefense Business Segment Vaccines / BioDefense ** Product Candidates (FDA Animal Rule) Proof - of - Concept Animal Phase 1 Phase 2/3 Market ThermoVax ® ( TVax ) Heat Stabilization Technology for Vaccines RiVax ® + TVax – Heat Stable Vaccine Ricin Toxin Pre - Exposure OrbeShield ® – Therapeutic GI Acute Radiation Syndrome (GI ARS) SGX943 – Therapeutic Emerging Infectious Disease NIH Small Business Grant Award of $300,000; positive proof of concept preclinical data FAST TRACK ORPHAN DESIGNATION VACCINE PLATFORM ORPHAN & FAST TRACK DESIGNATION Denotes funding in whole or in part by NIH, BARDA and/or FDA *Anticipated event and timing **Potential value drivers dependent on continued government funding and/or other funding sour ces Funded by Government – Medical Countermeasures (MCMs) for Civilian and Military Use NIH Contract Award of up to $24.7M BARDA and NIH Contract Awards of $18M collectively With FDA MCM approval, potential to be awarded: » Biodefense Priority Review Voucher to be used for future programs or sold, and/or » Government Procurement Contract for supplying strategic national stockpile Ebola Vaccine Collaboration; supported by NIH Grant Subaward of $700,000

ThermoVax ® – Vaccine Thermostability Platform 21 ThermoVax ® is a proprietary freeze - drying process that enables vaccines to be stored without refrigeration Demonstrated retained efficacy up to 1 year at 40 ⁰ C (104 ⁰ F) Market Opportunity Development Status » WHO reports up to 50% of all vaccine doses globally are wasted due to excursions from required cold chain temperature ranges » DHHS reports vulnerabilities in pediatric vaccine programs due to undetected cold chain variations » Elimination of cold chain costs would significantly increase profit potential of vaccines, especially in third - world/emerging markets » Continue development under $24.7M NIH contract for RiVax ® » Continue development collaboration under $6.3M NIH grant awarded to University of Hawaii for heat stable Ebola vaccine o 3 - way collaboration with University of Hawaii and Hawaii Biotech Inc. o Subaward to Soligenix of ~$700K over 5 years Positive results: o Ricin o Anthrax o HPV o Ebola 0 7 30 90 180270360 0 50 100 Stability Day % I m m u n o g e n i c i t y 40 o C ThermoVax 40 o C Original

22 Heat - stable ricin vaccine provided 100% protection in a non - human primate aerosol challenge model (right) Demonstrated safety in Phase 1 studies Market Opportunity Development Status » Ricin toxin vaccine of rising interest to US due to recent terrorist threats and ease of castor bean procurement and ricin production » Government has placed priority on development activities » Potential to be first approved ricin toxin vaccine » Potential for RiVax ® to qualify for Priority Review Voucher » FDA Orphan Drug designation granted » Development collaboration with Emergent BioSolutions and IDT Biologika for manufacturing » NIH contract award of up to $24.7M over 6 years , including Phase 1/2 clinical study RiVax ® – Ricin Toxin Vaccine Days Post-Intoxication % S u r v i v a l 0 5 10 15 0 25 50 75 100 Sham (N=6) Vaccine (N=12) p<0.0001 *Late death not directly attributed to ricin intoxication

Experienced Management and Board of Directors 23 Christopher J. Schaber, PhD President & CEO • 28 years of experience • Discovery Laboratories (COO) • Acute Therapeutics (Co - Founder) • Ohmeda Pharmaceuticals • The Liposome Company • Wyeth Ayerst Oreola Donini, PhD Chief Scientific Officer • 15 years of experience • Inimex Pharmaceuticals • ESSA Pharma, Inc • Kinetek Pharmaceuticals Karen Krumeich Chief Financial Officer Keith Brownlie, CPA • 35 years of experience • Ernst & Young Gregg Lapointe, CPA, MBA • 20 years of experience • Cerium Pharmaceuticals (CEO) • Sigma - Tau Pharmaceuticals • AstenJohnson • PricewaterhouseCoopers Robert Rubin, MD • 36 years of experience • The Lewin Group • Georgetown School of Medicine • Former Assistant Surgeon General of the United States Jerome Zeldis, MD, PhD • 33 years of experience • Sorrento Therapeutics (CMO) • Celgene Corporation (CMO) • Sandoz • Janssen Research Institute Marco Brughera, DVM • 35 years of experience • Leadiant Biosciences; formerly Sigma - Tau Rare Disease (CEO) • Sigma - Tau SpA • Pfizer • Pharmacia Richard Straube, MD Chief Medical Officer • 30 years of experience • Stealth Peptides Inc. • INO Therapeutics • Ohmeda Pharmaceuticals • Centocor • 25 years of experience • Cerecor • Mela Sciences • Bristol - Myers Squibb

In Summary 24 » Multiple products with fast track and/or orphan designation, each of which holds potential for significant commercial returns » Three Phase 3 assets, one with data readout next year o Cutaneous T - cell lymphoma (SGX301) ‒ Pivotal study in progress with results expected 1H 2019 o Oral mucositis in head & neck cancer (SGX942) ‒ Pivotal study in progress with results expected 2H 2019 o Pediatric Crohn’s disease (SGX203) ‒ Pivotal study targeted to begin 2H 2018 , contingent upon additional funding and/or partnership » Steady stream of material news to generate attention and build value » Collaborations with biotech, academia and government agencies » Non - dilutive government funding helps cover operating expenses o NIH grant awards of ~$3.0M total for both SGX301 and SGX942 pivotal studies o NIH contract award of up to $24.7M supporting the development of RiVax ® for pre - exposure to ricin toxin ‒ Potential to receive biodefense priority review voucher with US FDA approval » Strong management team and renowned advisors with record of success

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